EXHIBIT 10.2

AMENDMENT NO. 1
TO THE
HAMILTON LANE INCORPORATED
2017 EQUITY INCENTIVE PLAN

WHEREAS, Hamilton Lane Incorporated, a Delaware corporation (the “Company”) maintains the Hamilton Lane Incorporated 2017 Equity Incentive Plan (the “Plan”); and

WHEREAS, the Company desires to amend the Plan to provide additional flexibility relating to the forfeiture of unvested awards in the event written notice of intent to effect a termination of service is provided.

NOW, THEREFORE, BE IT RESOLVED, that, effective as of the date hereof, the Plan be, and it hereby is, amended as follows:

1.	The definition of “Committee” is amended to read as follows:

“Committee” shall mean the Compensation Committee of the Board or such other committee of the Board as the Board shall designate from time to time, which committee shall consist of not fewer than two directors of the Company, each of whom shall be appointed by and serve at the pleasure of the Board. During any period during which the Company is required by applicable law or stock exchange rule, after giving effect to all applicable exemptions, to have a compensation committee consisting in whole or in part of “independent directors” (as defined in such law or rule), the Board shall cause the Committee to have the requisite composition.

2.	The second sentence of Section 5(f)(2) of the Plan is amended to read as follows:

Such Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised on the date of such Termination of Service (or, if earlier, on the date that the Company, Company Affiliate, or Grantee, as applicable, provides written notice of its (or his or her) intention to effect a Termination of Service), or to any greater extent permitted by the Committee, and shall terminate with respect to the remaining shares; provided, however, that in the Committee’s sole discretion, written notice of an intention to effect a Termination of Service may be disregarded for purposes of this Section 5(f)(2) for retirement and succession planning purposes or any other purpose deemed appropriate by the Committee, in which case any Option may be exercised to the extent of the number of shares with respect to which the Grantee could have exercised on the date of such Termination of Service, or to any greater extent permitted by the Committee, and shall terminate with respect to the remaining shares.

3.	The first sentence of Section 7(d)(1) of the Plan is amended to read as follows:

Unless the Committee shall otherwise determine at the date an Award of Restricted Stock is made to the Grantee by the Committee, the Restricted Period shall lapse in four (4) equal annual installments beginning on the one (1) year anniversary of the date of grant, unless sooner terminated as otherwise provided herein; provided, however, in no event shall the Restricted Period lapse earlier than one year after the date of grant.

4.	Section 7(d)(2)(C) of the Plan is amended to read as follows:

Due to Any Other Reason. In the event a Grantee experiences a Termination of Service for any reason other than death, disability, or Cause, any Restricted Stock granted to such Grantee that is subject to a Restricted Period as of the date of Termination of Service (or, if earlier, as of the date that the Company, Company Affiliate, or Grantee, as applicable, provides written notice of its (or his or her) intention to effect a Termination of Service) shall be forfeited at the time of such termination or notice of termination, as applicable; provided, however, that in the Committee’s sole discretion, written notice of an intention to effect a Termination of Service may be disregarded for purposes of this Section 7(d)(2)(C) for retirement and succession planning purposes or any other purpose deemed appropriate by the Committee, in which case any Restricted Stock granted to the Grantee that is subject to a Restricted Period as of the date of Termination of Service shall be forfeited at the time of such termination.

5.	The fourth sentence of Section 7(d)(3) of the Plan is amended to read as follows:

Except as provided in Section 12 or in a Grantee’s employment agreement, and unless the Committee shall otherwise determine at the date of grant and sets forth in the Award Agreement, if the Grantee’s Termination of Service occurs for any reason prior to the end of the Performance Period (or if prior to the end of the Performance Period, the Company, Company Affiliate, or Grantee, as applicable, provides written notice of its (or his or her) intention to effect a Termination of Service), the Grantee shall forfeit all Performance Stock granted with respect to such Performance Period; provided, however, that in the Committee’s sole discretion, written notice of an intention to effect a Termination of Service may be disregarded for purposes of this Section 7(d)(3) for retirement and succession planning purposes or any other purpose deemed appropriate by the Committee, in which case the Grantee shall forfeit all Performance Stock granted with respect to the Performance Period if the Grantee’s Termination of Service occurs for any reason prior to the end of such Performance Period.

6.	Section 8(c)(2)(C) of the Plan is amended to read as follows:

Due to Any Other Reason. In the event a Grantee experiences a Termination of Service for any reason other than death, disability, or Cause, any RSUs granted to such Grantee that are subject to a Restricted Period as of the date of Termination of Service (or, if earlier, as of the date that the Company, Company Affiliate, or Grantee, as applicable, provides written notice of its (or his or her) intention to effect a Termination of Service) shall be forfeited at the time of such termination or notice of termination, as applicable; provided, however, that in the Committee’s sole discretion, written notice of an intention to effect a Termination of Service may be disregarded for purposes of this Section 8(c)(2)(C) for retirement and succession planning purposes or any other purpose deemed appropriate by the Committee, in which case any RSUs granted to a Grantee that are subject to a Restricted Period as of the date of Termination of Service shall be forfeited at the time of such termination.

7.	The fourth sentence of Section 8(c)(3) of the Plan is amended to read as follows:

Except as provided in Section 12 or in a Grantee’s employment agreement that is approved by the Committee, and unless the Committee shall otherwise determine at the date of grant and sets forth in the Award Agreement, if the Grantee’s Termination of Service occurs for any reason prior to the end of the Performance Period (or if prior to the end of the Performance Period, the Company, Company Affiliate, or Grantee, as applicable, provides written notice of its (or his or her) intention to effect a Termination of Service), the Grantee shall forfeit all PSUs granted with respect to such Performance Period; provided, however, that in the Committee’s sole discretion, written notice of an intention to effect a Termination of Service may be disregarded for purposes of this Section 8(c)(3) for retirement and succession planning purposes or any other purpose deemed appropriate by the Committee, in which case the Grantee shall forfeit all PSUs granted with respect to the Performance Period if the Grantee’s Termination of Service occurs for any reason prior to the end of such Performance Period.

8.	The second sentence of Section 9(b) of the Plan is amended to read as follows:

Unless the Committee shall otherwise determine at the date an Award of Dividend Equivalents is made to the Grantee by the Committee, such Dividend Equivalents shall accumulate until the third anniversary of the date of grant, shall vest and be paid upon such third anniversary provided the Grantee has not incurred a Termination of Service (and none of the Company, Company Affiliate, or Grantee has provided notice of intention to effect a Termination of Service) prior to such date and shall thereafter prior to the earliest of (i) the expiration date of such

Award, (ii) the Grantee’s Termination of Service or (iii) the date on which the Company, Company Affiliate, or Grantee, as applicable, provides written notice of its (or his or her) intention to effect a Termination of Service, be paid to the Grantee at the same time as the corresponding cash dividends are paid to shareholders; provided, however, that in the Committee’s sole discretion, written notice of an intention to effect a Termination of Service may be disregarded for purposes of this Section 9(b) for retirement and succession planning purposes or any other purpose deemed appropriate by the Committee.

IN WITNESS WHEREOF, the parties have caused this Amendment to be duly executed and delivered, all as of February 6, 2018.

HAMILTON LANE INCORPORATED

By:	/s/ Lydia A. Gavalis
Name: Lydia A. Gavalis
Title: Secretary and General Counsel

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